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                                  EXHIBIT 99.2

                  Form of Proxy Card and Voting Instructions
                               for Class B-1 (CME)

                        CHICAGO MERCANTILE EXCHANGE INC.
                              30 SOUTH WACKER DRIVE
                             CHICAGO, ILLINOIS 60606

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                              BOARD OF DIRECTORS OF
                    CHICAGO MERCANTILE EXCHANGE INC. FOR THE
              SPECIAL MEETING OF SHAREHOLDERS ON NOVEMBER 7, 2001



         The undersigned appoints Scott Gordon and Terrence A. Duffy, or either of them, as Proxies each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Class B common stock of Chicago Mercantile Exchange Inc. held in the undersigned's name at the Special Meeting of shareholders to be held on November 7, 2001, at 4:00 PM in the CME Auditorium, or any adjournment thereof and, in the Proxies' discretion, to vote upon such other business as may properly come before the meeting, all as more fully set forth in the Proxy Statement/Prospectus related to such meeting, receipt of which is hereby acknowledged.

                             PLEASE SEE REVERSE SIDE
--------------------------------------------------------------------------------
                             -FOLD AND DETACH HERE-

    YOU CAN NOW ACCESS YOUR CHICAGO MERCANTILE EXCHANGE INC. ACCOUNT ONLINE. ACCESS YOUR CHICAGO MERCANTILE EXCHANGE INC. SHAREHOLDER ACCOUNT ONLINE VIA INVESTOR SERVICEDIRECT(SM) (ISD).

Mellon Investors Services LLC, transfer agent for Chicago Mercantile Exchange Inc., now makes it easy and convenient to get current information on your shareholder account. After a simple and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

o        View account status            o        Make address changes
o        View book-entry information    o        Establish/change your PIN



   VISIT US ON THE WEB AT https://vault.melloninvestor.com/isd AND FOLLOW THE
                        INSTRUCTIONS SHOWN ON THIS PAGE.
   YOU MUST BE A REGISTERED SHAREHOLDER TO ACCESS INVESTOR SERVICE DIRECT(SM)

STEP 1: FIRST TIME USERS - ESTABLISH A PIN

You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the Web screen as follows. You will also need your Social Security Number (SSN) or Investor Identification number to establish a PIN.

o        SSN
o        PIN
o        Then click on the |Establish PIN| button

PLEASE BE SURE TO REMEMBER YOUR PIN, OR MAINTAIN IT IN A SECURE PLACE FOR FUTURE REFERENCE.

STEP 2: LOG IN FOR ACCOUNT ACCESS

You are now ready to log in. To access your account please enter your:

o        SSN
o        PIN
o        Then click on the |Submit| button

IF YOU HAVE MORE THAN ONE ACCOUNT, YOU WILL NOW BE ASKED TO SELECT THE APPROPRIATE ACCOUNT.


STEP 3: ACCOUNT STATUS SCREEN

You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

o        Account Status
o        Book-Entry Information
o        Address Change




              FOR TECHNICAL ASSISTANCE CALL 1-877-978-7778 BETWEEN
                       9AM-7PM MONDAY-FRIDAY EASTERN TIME


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THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" EACH PROPOSAL.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, IT WILL BE VOTED FOR APPROVAL OF THE PROPOSALS.

PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE   |X|


1. PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF MERGER DATED AS OF OCTOBER 1, 2001, BY AND AMONG CHICAGO MERCANTILE EXCHANGE
         HOLDINGS INC., CME MERGER SUBSIDIARY INC., A WHOLLY OWNED SUBIDIARY OF CHICAGO MERCANTILE EXCHANGE HOLDINGS INC., AND CHICAGO MERCANTILE EXCHANGE INC., PURSUANT TO WHICH CME MERGER SUBSIDIARY, INC. WILL
         MERGE WITH AND INTO CHICAGO MERCANTILE EXCHANGE INC.| |    | |    | |

2. PROPOSAL TO AMEND CHICAGO MERCANTILE EXCHANGE INC'S. CERTIFICATE OF INCORPORATION TO EFFECT A ONE-FOR-FOUR REVERSE STOCK SPLIT.
         | |     | |     | |


                                                    I PLAN TO ATTEND MEETING | |

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournment thereof.


SIGNATURE(S) ___________________________________________________________________

DATE ___________________

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OFFICER OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.
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                           -FOLD AND DETATCH HERE-

                      VOTE BY INTERNET OR TELEPHONE OR MAIL


    INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 4 PM EASTERN TIME THE
                    BUSINESS DAY PRIOR TO THE SPECIAL MEETING.

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
   IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

INTERNET
http://www.proxyvoting.com/cme
Use the Internet to vote your proxy. HAVE ALL YOUR PROXY CARDS IN HAND WHEN YOU ACCESS THE WEB SITE. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

OR

TELEPHONE
1-800-840-1208
Use any touch-tone telephone to vote your proxy. HAVE YOUR PROXY CARDS IN HAND WHEN YOU CALL. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

OR

MAIL
Mark, sign and date all your proxy cards. Either send it by U.S. mail before November 1, or drop-off at the Shareholder Relations/Membership Services Department located in the CME Building.

     IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE, YOU DO NOT NEED TO
                           MAIL BACK YOUR PROXY CARD.

                   PLEASE VOTE EACH PROXY CARD YOU RECEIVE